SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES AND SUMMARY PROSPECTUSES

DWS Global Macro Fund
DWS Global Income Builder Fund
DWS Global Income Builder VIP
The following sentence is added to the first paragraph of the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” section of each fund’s summary prospectus(es), and under the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” heading of the summary section and under the “Main investments” sub-heading of the “PRINCIPAL INVESTMENT STRATEGIES” heading within the “FUND DETAILS” section of each fund’s prospectus(es).
The fund may invest up to 15% of net assets in equity-linked notes (ELNs), which are structured notes that offer returns linked to the performance or value of a single equity security, a basket of equity securities, or an equity index.
The following disclosure is added under the “MAIN RISKS” section of the summary prospectus(es) and under the “MAIN RISKS” heading of the summary section and within the “FUND DETAILS” section of each fund’s prospectus(es):
ELN risk. ELNs are investments that have their principal and/or interest based on the performance or value of a single equity security, a basket of equity securities, or an equity index. An investment in an ELN has the risks inherent in the underlying equity security or securities, including market risk, while also exposing the fund to risks applicable to debt instruments, such as credit risk, interest rate risk and counterparty risk. Because of the structure and terms of ELNs, the fund may not benefit fully from an increase in value of the underlying equity securities or index and the price of an ELN and the underlying instruments may be imperfectly correlated. The fund could lose its entire principal investment in the ELN. ELNs are also subject to liquidity risk and pricing risk because the secondary market for ELNs may be limited, which may cause the value of the ELN to decline and can make the ELN difficult to price, buy or sell. The federal income tax treatment of an ELN will depend on the particular features of the ELN and in some cases may be uncertain. No assurance can be given that the Internal Revenue Service will accept, or a court will uphold, how a fund characterizes and treats ELNs for federal income tax purposes.
Please Retain This Supplement for Future Reference
December 20, 2022
PROSTKR22-01